Exhibit 10.2

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (the “Agreement”) is made as of December 26, 2019, by and among ScoutCam Ltd., an Israeli company (the “Company”), Intellisense Solutions, Inc., a corporation incorporated under the laws of Nevada (the “Parent”) and the persons and entities listed on Exhibit A attached hereto (each an “Investor” and collectively the “Investors”).

WHEREAS, simultaneously with the execution and delivery of this Agreement, and as a condition and inducement to the Investors’ willingness to enter into this Agreement, the Parent is entering into a Securities Exchange Agreement (the “SEA”) with Medigus Ltd., an Israeli company (“Medigus”), pursuant to which the Company shall, immediately prior to the closing of this Agreement (the “SEA Closing”), become a subsidiary of the Parent by effecting a securities exchange, upon the terms and conditions set forth in the SEA (the “Securities Exchange”);

WHEREAS, the Parent desires to issue and sell to the Investors, and the Investors desire to purchase from the Parent, upon the terms and conditions stated in this Agreement, for an aggregate purchase price of up to US$3.0 million (the “Purchase Price”), up to 2,669,039 units (the “Units”), each Unit consists of (i) two shares of the Parent’s common stock, par value US$0.001 per share (the “Common Stock” and the “Purchased Shares”, respectively); and (ii) (a) one warrant to purchase one share of Common Stock with an exercise price representing a pre-money valuation of the Parent of US$16,000,000 immediately following the SEA Closing, for a period of twelve (12) months (“Warrant A”), and (b) two warrants to purchase one share of Common Stock with an exercise price, representing a pre-money valuation of the Parent of US$24,000,000 immediately following the SEA Closing, for a period of eighteen (18) months (“Warrant B”), in the forms attached hereto as Appendixes A and B, respectively (collectively the “Warrants”, and together with the Purchased Shares, the “Purchased Securities”), on the terms and conditions set forth in the Warrants;

WHEREAS, pursuant to the terms of an Escrow Agreement, substantially in the form of Appendix C annexed hereto and made a part hereof, and as further described herein, the Purchase Price otherwise to be paid by the Investors in connection with the Agreement shall have deposited into an escrow account (the “Escrow Account”) immediately prior to the execution of this Agreement, which Escrow Account shall be managed exclusively by an escrow agent as shall be mutually agreed upon by the parties hereto (the “Escrow Agent”);

WHEREAS, the Parent and the Investors desire to enter into a Registration Rights Agreement, substantially in the form of Appendix D annexed hereto and made a part hereof (the “Registration Rights Agreement”), pursuant to which, among other things, Parent will agree to provide certain registration rights to the Investors with respect to the Purchased Securities issued under the Securities Act of 1933, as amended (the “Securities Act”) and the rules and regulations promulgated thereunder, and applicable state securities laws; and

WHEREAS, the Investors desire to purchase and the Company desires to issue and sell to the Investors the Securities pursuant to the terms and conditions more fully set forth in this Agreement.

NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

1. PURCHASE AND SALE OF SECURITIES.

1.1 Sale and Issuance of Securities. Subject to the SEA Closing, and the additional satisfaction of certain closing conditions set forth in Sections 5, 6 and 7 hereof at the Closing (as defined below), the Parent shall issue and sell to the Investors, and such Investors shall purchase, severally and not jointly, from the Parent, according to the allocation set forth in Exhibit A attached hereto, an aggregate of up to 2,669,039 Units at a purchase price of US$1.124 per each Unit (the “Per Unit Price”), reflecting a pre-money valuation of the Parent of US$10,000,000 (ten million).

1.2 The capitalization table of the Parent, reflecting the issued and outstanding share capital of the Parent on a Fully Diluted Basis, (i) immediately prior to the Closing and (ii) immediately following the Closing, assuming the investment of the Purchase Price and the consummations of all material agreements pertinent to the Securities Exchange, is annexed hereto as Appendix F (the “Capitalization Table”).

1.3 Closing. The consummation of the transactions contemplated hereby, including the purchase and sale of the Purchased Securities (the “Closing”) shall take place remotely via the exchange of documents and signatures, on December 26, 2019, or at such other time and place as the Company and Investors representing a majority of the Purchase Price (the “Majority Investors”) mutually agree upon (such designated time and place, the “Closing Date”). The Closing shall be subject to the conditions of Section 5 and 7 below, which conditions shall be deemed to take place simultaneously and no transaction described in such sections shall be deemed to have been completed or any document delivered until all such transactions have been completed and all such required documents delivered.

1.4 Deferred Closing. During a period of 90 days following the Closing Date, the Parent may sell and issue, on the same terms and conditions as those contained in this Agreement, at one or more closings (each a “Deferred Closing”), additional Units , the “Additional Units”), in consideration per share equal to the Per Unit Price, to one or more investors (the “Additional Investor(s)”) for an aggregate purchase price that shall not exceed US$300,000 (three hundred thousand). As a condition to the issuance of such Additional Units, the Additional Investors shall become a party to this Agreement by executing and delivering a counterpart signature page or a joinder to this Agreement in a form reasonably acceptable to the Company. Exhibit A to this Agreement shall automatically be deemed to be updated to reflect the number of Additional Shares purchased at each such Deferred Closing and the Additional Investors. Thereafter, for all purposes under Transaction Documents, each Additional Investor shall be deemed to be an “Investor”, the “Additional Units” shall be deemed to be “Units”, and the additional purchase price for the Additional Units shall be deemed to be part of the “Purchase Price”. At each Deferred Closing, against payment by each Additional Investor, severally and not jointly, of its respective purchase price with respect to each Additional Unit purchased by it, the Parent shall deliver to each such Additional Investor a share certificate or book-entry confirmation representing such additional Shares and the Warrants, and register the additional Shares and the Warrants in the Company’s Shareholders Register.

1.5 Restated Articles of Incorporation; Bylaws. The Parent shall adopt on or prior to the Closing the Amended and Restated Articles of Incorporation and Bylaws, each substantially in the form of Appendix E1 and E2 annexed hereto and made a part hereof (the “Restated Articles” and “Restated Bylaws”, respectively).

1.6 Closing Deliverables.

(a) At the Closing, the Parent shall deliver to the Investors:

(i) True and correct copies of written resolutions, or minutes of a meeting, of the board of directors of the Parent (the “Board”), approving and adopting in all respects the execution, delivery and performance by the Parent of this Agreement and the transactions contemplated hereby, including, among others, (a) authorizing the issuance and sale of the Purchased Securities against payment of the Purchase Price therefor; (b) approving the execution, delivery and performance by the Parent of all agreements contemplated herein to which the Parent is party and any agreements, instruments or documents ancillary thereto; and (c) adopting the Restated Bylaws as an amendment and restatement of the existing Bylaws of the Parent as in effect prior to the Closing, in the form attached hereto as Schedule 1.6(a)(i).

(ii) True and correct copies of written resolutions, or minutes of meeting, of the Parent’s stockholders approving and adopting in all respects the execution, delivery and performance by the Parent of this Agreement and the transactions contemplated hereby, including, among others, (a) the adoption of the Restated Articles; and (b) the approval of the execution, delivery and performance by the Company of all agreements contemplated herein to which the Company is party and any agreements, instruments or documents ancillary thereto, in the form attached hereto as Schedule 1.6(a)(ii);

(iii) Duly executed stock certificates or book-entry confirmations representing the respective Purchased Shares issued to each Investor at the Closing in the name of each of such Investor, in the form attached hereto as Schedule 1.6(a)(iii);

(iv) The Warrants issued to each Investor at the Closing in the name of each of such Investor; and

(v) A certificate duly executed by an executive officer of the Parent as of the Closing stating that the conditions specified in Section 5 have been satisfied, in the form attached hereto as Schedule 1.6(a)(v).

1.7 Purchase Price. Upon the execution of this Agreement, each Investor shall, severally and not jointly, transfer to the Escrow Agent, as further specified in Section 1.8 of this Agreement, its respective portion of the Purchase Price by wire transfer of immediately available funds according to the Escrow Agent’s wire instructions.

1.8 Escrow Fund. Simultaneously with the execution of this Agreement, the Company, the Parent and Investors shall enter into an Escrow Agreement with the Escrow Agent, substantially in the form of Appendix C attached hereto. Pursuant to the terms of the Escrow Agreement, the Investors shall deposit the Purchase Price into the Escrow Account, which account is to be managed exclusively by the Escrow Agent. Distributions of the Purchase Price from the Escrow Account shall be governed by the terms and conditions of the Escrow Agreement. If upon February 28, 2020 (the “Investment Termination Date”), the Company and the Parent have not consummated the closing of the SEA, this Agreement shall terminate and the Purchase Price shall be returned in full to the Investors immediately upon the Investment Termination Date and without any additional notice or action on the part of the Investors.

2. REPRESENTATIONS AND WARRANTIES OF THE PARENT.

The Parent hereby represents and warrants to each Investor that, except as set forth on the Disclosure Schedule delivered on the date hereof (the “Disclosure Schedule”), and as annexed hereto as Appendix G, which exceptions shall be deemed to be part of the representations and warranties made hereunder, the following representations are true, correct and complete as of the date hereof and as of the Closing (as if made on the Closing Date); except, in each case, as to such representations and warranties that address matters as of a particular date, which are true, correct and complete only as of such date. The Disclosure Schedule shall be arranged in sections and subsections corresponding to the numbered and lettered sections and subsections contained in this Section 2, and the information set forth in any one in any section or subsection of the Disclosure Schedule shall apply to and qualify (a) the representation and warranty set forth in this Agreement to which it corresponds, and (b) whether or not an explicit reference or cross-reference is made, each other representation and warranty set forth in this Agreement for which it is reasonably apparent on its face that such information is relevant to such other section.

In this Agreement, “Material Adverse Effect” means a material and adverse effect on the assets, properties, conditions (financial or otherwise), operating results or business of the Parent, as currently conducted.

2.1 Organization. The Parent is a corporation duly organized and validly existing under the laws of the State of Nevada, and is currently in good standing in accordance with the Office of the Secretary of State of Nevada.

2.2 Capitalization.

(a) The authorized stock capital of the Parent will be on or immediately following to the SEA Closing, as set forth in the Restated Articles, and such number of Common Stock as set forth in the Capitalization Table are or shall be (immediately following the SEA Closing) issued and outstanding.

(b) Prior to the SEA Closing, the Board shall reserve 4,626,619 shares of Common Stock prior to the SEA Closing for issuance of, and grant of options or other equity awards exercisable into, Common Stock to directors, officers, employees, consultants and service providers of the Parent or its subsidiaries (the “ESOP Pool”).

(c) The issued and outstanding shares of the Parent were duly and validly authorized and issued, fully paid and non-assessable, and offered and issued in compliance with the provisions of the Parent’s Articles of Incorporation as in effect at the time of each such issuance and in compliance with all applicable corporate and securities laws.

(d) Immediately prior to the SEA Closing, no shares, options, warrants, rights (including conversion, preemptive rights, rights of first refusal or similar rights) or agreements for the purchase from the Parent of any of its stock capital, or any securities convertible into or exchangeable for stock of the Parent shall be outstanding, other than as set forth in Section 2.2(d) of the Disclosure Schedule, or that could require the Parent to issue, sell, transfer or otherwise cause to be outstanding any of the Parent’s stock capital or securities convertible or exercisable into shares thereof.

(e) Immediately prior to the SEA Closing, no option, security or other equity award convertible or exercisable into stock of the Parent shall contain a provision for acceleration of vesting (or lapse of a repurchase right) or other changes in the vesting provisions or other terms of such option, security or other equity award upon the occurrence of any event or combination of events, other than as set forth in Section 2.2(e) of the Disclosure Schedule. No share, option, security or other equity award convertible or exercisable into shares of the Parent is subject to repurchase or redemption (contingent or otherwise) by the Parent, and the Parent has not repurchased or redeemed any of the Parent’s shares of stock, options, security or other equity awards.

(f) The Parent has not declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its stock capital.

2.3 Authorization. All corporate action on the part of the Parent, its directors and shareholders, necessary for the authorization, execution and delivery of this Agreement and the other agreements, instruments or documents entered into in connection with this Agreement and to which the Parent is a party (collectively, the “Transaction Documents”) and for the performance of all obligations of the Parent under the Transaction Documents in accordance with their terms has been taken or will be taken prior to the Closing. The Transaction Documents, when executed and delivered by the Parent, and assuming the due authorization, execution and delivery by the other parties hereto and thereto, constitute valid and binding obligations of the Parent, enforceable against the Parent in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

2.4 Valid Issuance. The Purchased Securities being or that may be issued to the Investors hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, shall be duly and validly issued, fully paid, and non-assessable, issued in compliance with all applicable state securities laws, and free and clear of liens, pledges, charges, encumbrances or other restrictions on transfer of any kind (including, without limitation, preemptive rights), other than restrictions on transfer under this Agreement, the Restated Articles, the Restated Bylaws and under applicable securities laws and other than liens or encumbrances created by or imposed on each Investor as to itself. The rights, privileges and preferences of the Purchased Securities are as stated in the Restated Articles and Restated Bylaws, as may be amended from time to time in accordance with its terms.

2.5 No Conflict; Consents. The execution, delivery and performance of the Transaction Documents and the consummation of the transactions contemplated by the Transaction Documents do not and will not (a) result in any conflict with, or a breach or violation, with or without the passage of time and giving of notice, of any of the terms, conditions or provisions of, or give rise to rights to others (including rights of termination, cancellation or acceleration) under: (i) Parent’s Articles of Incorporation and Bylaws, which are currently in effect, and the Restated Articles and Restated Bylaws; (ii) any judgment, injunction, order, writ, decree or ruling of any court or governmental authority, domestic or foreign, to which the Parent is subject; (iii) any material contract or agreement, lease, license or commitment to which the Parent is a party or by which it is bound; or (iv) any applicable law; (b) result in the creation of any lien, charge or encumbrance upon any asset of the Parent or the suspension, revocation, forfeiture, or nonrenewal of any material permit or license applicable to the Parent; or (c) require the consent, approval or authorization of, registration, qualification or filing with, or notice to any person or any federal, state, local or foreign governmental authority or regulatory authority or agency, on the part of the Parent, which has not heretofore been obtained or made or will be obtained or made prior to Closing.

2.6 SEC Reports; Financial Statements; DTC Eligibility. The Parent has filed all reports, schedules, forms, statements and other documents required to be filed by the Parent under the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”) for the one-year period preceding the date hereof (collectively, the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with Generally Accepted Accounting Principles in the U.S. (“US GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by US GAAP, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. The Common Stock is currently not DTC eligible.

2.7 Continued Quotation. The Parent is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such quotation and maintenance requirements of the “Pink Sheets” published and maintained by OTC Markets Group, Inc., and shall make commercial best efforts to maintain such compliance.

2.8 Effect of the Securities Exchange. Pursuant to the Securities Exchange, the Company shall become the wholly-owned subsidiary of the Parent upon the SEA Closing.

2.9 Board of Directors. Immediately prior to the Closing, the Board shall consist of 3 (three) or 5 (five) members, majority) of whom shall be designated by the Company. One or two (2) additional members of the Board shall be professional directors.

2.10 Disclosure. No representation or warranty of the Parent contained in this Agreement, as qualified by the Disclosure Schedule, and no certificate furnished or to be furnished to Investors at the Closing contains any untrue statement of a material fact or, to the Parent’s knowledge, omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company hereby represents and warrants to each Investor that, except as set forth on the Disclosure Schedule delivered on the date hereof (the “Disclosure Schedule”), and as annexed hereto as Appendix H, which exceptions shall be deemed to be part of the representations and warranties made hereunder, the following representations are true, correct and complete as of the date hereof and as of the Closing (as if made on the Closing Date); except, in each case, as to such representations and warranties that address matters as of a particular date, which are true, correct and complete only as of such date. The Disclosure Schedule shall be arranged in sections and subsections corresponding to the numbered and lettered sections and subsections contained in this Section 2, and the information set forth in any one in any section or subsection of the Disclosure Schedule shall apply to and qualify (a) the representation and warranty set forth in this Agreement to which it corresponds, and (b) whether or not an explicit reference or cross-reference is made, each other representation and warranty set forth in this Agreement for which it is reasonably apparent on its face that such information is relevant to such other section.

In this Agreement, “Material Adverse Effect” means a material and adverse effect on the assets, properties, conditions (financial or otherwise), operating results or business of the Company, as currently conducted.

3.1 Organization. The Company is a company duly organized and validly existing under the laws of the State of Israel, is not a “breaching company” (within the meaning of Section 362.A of the Israeli Companies Law) and has all requisite corporate power and authority to carry on its business as currently conducted.

3.2 Authorization. All corporate action on the part of the Company, its directors and shareholders, necessary for the authorization, execution and delivery of this Agreement and the other agreements, instruments or documents entered into in connection with this Agreement and to which the Company is a party (collectively, the “Transaction Documents”) and for the performance of all obligations of the Company under the Transaction Documents in accordance with their terms has been taken or will be taken prior to the Closing. The Transaction Documents, when executed and delivered by the Company, and assuming the due authorization, execution and delivery by the other parties hereto and thereto, constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

3.3 No Conflict; Consents. The execution, delivery and performance of the Transaction Documents and the consummation of the transactions contemplated by the Transaction Documents do not and will not (a) result in any conflict with, or a breach or violation, with or without the passage of time and giving of notice, of any of the terms, conditions or provisions of, or give rise to rights to others (including rights of termination, cancellation or acceleration) under: (i) the Company’s Articles of Association (the “Company’s Articles”); (ii) any judgment, injunction, order, writ, decree or ruling of any court or governmental authority, domestic or foreign, to which the Company is subject; (iii) any material contract or agreement, lease, license or commitment to which the Company is a party or by which it is bound; or (iv) any applicable law; (b) result in the creation of any lien, charge or encumbrance upon any asset of the Company or the suspension, revocation, forfeiture, or nonrenewal of any material permit or license applicable to the Company; or (c) require the consent, approval or authorization of, registration, qualification or filing with, or notice to any person or any federal, state, local or foreign governmental authority or regulatory authority or agency, on the part of the Company, which has not heretofore been obtained or made or will be obtained or made prior to Closing.

3.4 Directors; Officers. The directors, observers and officers of the Company are listed on Section 3.4 of the Disclosure Schedule. Except as provided in Section 3.4 of the Disclosure Schedule, the Company has no agreement, obligation or commitments with respect to the election of any individual to its Board or to the right to nominate an observer to the Board, and, to the Company’s knowledge, there is no such agreement among the Company’s shareholders, except as stated in the Company’s Articles. All agreements, commitments and understandings of the Company, whether written or oral, with respect to any compensation to be provided to any of the Company’s directors, observers or officers have been fully disclosed in writing to the Investors prior to the Closing.

3.5 Subsidiaries. The Company does not own or control, directly or indirectly, any interest or any other right in any other corporation, association, or other business entity. The Company is not a participant in any joint venture, partnership, or similar arrangement.

3.6 Compliance with Laws and Other Instruments. The Company is, and has been, in compliance, in all material respects, with all applicable laws. The Company has not received any written notice of or been charged with the violation of any law and, to Company’s knowledge, there is no threatened action or proceeding against the Company under any of such laws. The Company is not in violation of or default under (i) any provisions of the Company’s Articles, or (ii) any order, writ, injunction, decree or judgment of any court or any governmental department, commission or agency, domestic or foreign, to which it is subject or by which it is bound. The Company has obtained, or has filed for and anticipates obtaining prior to the SEA Closing or shortly thereafter, all franchises, permits, licenses, consents and any similar authorizations that are material to its business as currently conducted under applicable law, and is in compliance, in all material respects, with such franchises, permits, licenses, consents and similar authorizations. None of the Company’s products, intellectual property or operations is subject to any restriction or limitation or requires a license or registration under applicable laws relating to marketing, export or import controls.

3.7 Financial Statements; No Undisclosed Liabilities.

(a) The Company has no liabilities or obligations, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business, which, individually and in the aggregate, do not exceed US$200,000; (ii) obligations under contracts and commitments incurred in the ordinary course of business; and (iii) liabilities and obligations of a type or nature not required under GAAP to be reflected in its financial statements, which, individually and in the aggregate do not exceed US$100,000.

(b) The Company is not a guarantor or indemnitor of any debt or obligation of another, nor has the Company given any loan, security or otherwise agreed to become liable for any obligation of any person. No person has given any guarantee of, or security for, any obligation of the Company. The Company did not extend any loans or advances to any person, other than advances for expenses to its employees in the ordinary course of business.

3.8 Assets and Properties. The Company has good and marketable title to all of the tangible or personal properties and assets owned by the Company, which are material to the business of the Company as currently conducted, and such properties and assets are free and clear of all mortgages, deeds of trust, liens, pledges, charges, security interests, conditional sale agreement, loans and encumbrances, except for statutory liens for the payment of current taxes that are not yet delinquent and encumbrances and liens that arise in the ordinary course of business and do not materially impair the Company’s ownership or use of such property or assets. With respect to the tangible property and assets it leases, the Company is in compliance in all material respects with such leases and, to its knowledge, holds a valid leasehold or license interest free of any liens, pledges, charges, security interest, claims or encumbrances, other than those of the lessors of such property or assets. The Company does not own any real property.

3.9 Intellectual Property. Terms used but not otherwise defined in this Section 3.9 shall have the meaning set forth in Section (e) below.

(a) The Company owns or has the right to use, or believes it can acquire on commercially reasonable terms, sufficient legal rights to all Company Intellectual Property without any known conflict with, or infringement of, the rights of others, including without limitation the past and present employees and consultants and employers of the past and present employees and consultants of the Company, free and clear of all liens, charges, claims and restrictions. To the Company’s knowledge, no product or service marketed, sold or rendered (or proposed to be marketed, sold or rendered) by the Company violates any license or infringes any intellectual property rights of any other person. Other than with respect to commercially available software products under standard end-user object code license agreements or agreements providing for confidentiality of information entered into in the ordinary course of business, the Company is not bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person. Other than non-exclusive license agreements in the Company’s standard form of license agreement, which form was provided to the Investors, there are no outstanding options, licenses, agreements, claims, encumbrances or shared ownership interests of any kind relating to the Company Intellectual Property. The Company is not obligated or under any liability whatsoever (contingent or otherwise) to make any payments by way of royalties, fees or otherwise to any owner or licensee of, or other claimant to, any patent, trademark, service mark, trade name, copyright or other intangible asset, with respect to the use thereof or in connection with the conduct of its business as currently conducted and as currently proposed to be conducted.

(b) Section 3.9(b) of the Disclosure Schedule is a complete list of all (i) patents, trademarks, service marks, trade names, copyrights, domain name, registration with respect to any of the Company Intellectual Property and any applications for and under any of the foregoing; and (ii) unregistered trademark.

(c) All of the Company’s employees and consultants, past and present, who were or are engaged in the development, invention, discovery, programming or design of any Company Intellectual Property, have entered into written agreements with the Company assigning to the Company all rights, title and interests in Company Intellectual Property developed, invented, programmed, designed, conceived or reduced to practice (either alone or jointly with others) in the course of their employment or engagement, as the case may be, or that relate to the Company’s business as currently conducted and as currently proposed to be conducted, and explicitly waiving all non-assignable rights (including moral rights) and rights to receive royalties or compensation in connection therewith (including, without limitation, under Section 134 of the Israeli Patent Law, 1967). Any and all Company Intellectual Property which has been, is currently being or will be developed by any employee or consultant of the Company is and shall be the sole property of the Company. The Company has taken all required security measures to protect the secrecy, confidentiality and value of all the Company Intellectual Property, which measures are reasonable and customary in the industry in which the Company operates and, to the Company’s knowledge, there has been no breach of security of the Company’s systems involving any such information. To the Company’s knowledge, it will not be necessary to use any of the developments, ideas, inventions, trade secrets, proprietary information or other intellectual property of any of its employees or consultants made prior to their employment or engagement by the Company.

(d) No funding or grants from, or facilities of, a governmental body or institution, university, college or other academic or educational institution or research center, was used by the Company or on its behalf, or by any of its founders prior to the incorporation of the Company, in the development of the Company Intellectual Property. Other than as set forth in Section 3.9(d) of the Disclosure Schedule, to the knowledge of the Company, no current or former employee, consultant or independent contractor of the Company, who is or was involved in, or who is contributing or contributed to the creation or development of any Company Intellectual Property is or has performed services for or otherwise is or was under restrictions resulting from his or her relations with any government, university, college or other academic or educational institution or research center, or organization whose primary purpose is to create or foster the creation of Open Source during the time such employee, consultant or independent contractor is or was so involved in, or contributing to the creation or development of any Company Intellectual Property.

(e) Definitions. The following terms used in this Agreement shall have the meanings set forth below:

“Company Intellectual Property” means all patents, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names, copyrights, trade secrets, know-how, inventions, designs, works of authorship, computer programs and technical data, domain names, mask works, information and proprietary rights and processes, similar or other intellectual property rights, subject matter of any of the foregoing, tangible embodiments of any of the foregoing, licenses and rights in, to and under any of the foregoing, in any and all such cases that are owned or used by the Company in the conduct of the Company’s business as currently conducted.

“knowledge”, including the phrase “to the Company’s knowledge” (or similar phrases), when used in this Section 3.9 (Intellectual Property) shall mean the actual knowledge of the Company, without conducting any patent search, freedom to operate, infringement, or any similar search.

3.10 Labor Matters.

(a) The Company has complied, in all material respects, with all applicable employment laws, policies, procedures and agreements relating to employment, and terms and conditions of employment. The Company has paid in full to all of its respective employees and consultants all wages, salaries, commissions, bonuses, benefits and other compensation due and payable to such employees or consultants on or prior to the date of this Agreement. The Company has complied in all material respects with the applicable laws relating to the proper withholding and remittance to the proper tax and other authorities of all sums required to be withheld from employees or persons deemed to be employees under applicable laws. To the Company’s knowledge, all persons classified by the Company as consultants or contractors thereof are correctly classified as such and not as employees for any purpose. The Company’s liability for any obligations to pay any amount of severance payment, pension, accrued vacation, and other social benefits and contributions, under applicable law or contract, or any other payment of substantially the same nature, is fully funded by deposit of funds in severance funds, pension funds, managers insurance policies or provident funds (and if not required to be so funded) adequate provisions have been made in the Company’s Financial Statements.

(b) The Company is not a party to, bound by or subject to, and no employee of the Company benefits from, any collective bargaining agreement, collective labor agreement, extension orders (tzavei harchava) (other than extension orders that apply to all employees in Israel generally), or other contract or arrangement with a labor union, trade union or other organization or body, to provide benefits or working conditions beyond the minimum benefits and working conditions required by applicable law. No labor union has requested or has sought to represent any of the employees, representatives or agents of the Company, nor is the Company aware of any labor organization activity involving its employees. There is no strike or other labor dispute involving the Company pending or, to the Company’s knowledge, threatened.

3.11 Taxes.

(a) The Company was incorporated on January 3, 2019 and has yet to file any tax returns and reports (including information returns and reports). Any and all taxes and other charges due by the Company to any local or foreign tax authorities (including, without limitation, those due in respect of the properties, income, franchises, licenses, sales or payrolls) have been timely paid.

(b) The Company has not made any elections pursuant to the Israeli Income Tax Ordinance [New Version], 1961. The Company is not subject to any tax ruling nor has it ever applied to receive any tax determination or ruling.

3.12 Governmental Grants. The Company has not applied, obtained or received any grant, loan, incentives, benefits (including tax benefits), subsidies or other assistance from any governmental or regulatory authority or any agency, or any international or bilateral fund, institute or organization or public entities or authorities, other than from the Israeli Innovation Authority (previously known as the Office of the Chief Scientist of Israel’s Ministry of Economy) as was assigned by Medigus, nor is the Company an “approved enterprise”, “benefited enterprise” or “preferred enterprise” within the meaning of the Israeli Encouragement of Capital Investments Law, 1959.

3.13 Litigation. There is no claim, action, suit, proceeding, arbitration, complaint, charge or, to the Company’s knowledge, investigation pending, or, to the Company’s knowledge, currently threatened in writing against the Company, any of its properties, or any officer, director or employee of the Company, including, without limitation, arising out of their employment or board relationship with the Company or in their capacity as such, or that questions the validity of the Transaction Documents or the right of the Company to enter into them, or to consummate the transactions contemplated by the Transaction Documents.

3.14 Insurance. The Company is covered by insurance with respect to its properties and business purchased by the insurance purchased by Israeli Parent.

3.15 Effect of the Securities Exchange: Pursuant to the Securities Exchange, the Company shall become the wholly-owned subsidiary of the Parent upon the SEA Closing.

3.16 Disclosure. No representation or warranty of the Company contained in this Agreement, as qualified by the Disclosure Schedule, and no certificate furnished or to be furnished to Investors at the Closing contains any untrue statement of a material fact or, to the Company’s knowledge, omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

4. REPRESENTATIONS AND WARRANTIES OF THE INVESTORS.

Each of the Investors, severally and not jointly, hereby represents and warrants, with respect to itself only, that the following representations are true, correct and complete as of the date hereof and as of the Closing (as if made on the Closing Date); except, in each case, as to such representations and warranties that address matters as of a particular date, which are given only as of such date:

4.1 Authorization; Organization. The Investor is duly organized, validly existing and, if applicable, in good standing under the laws of the jurisdiction in which it has been incorporated and has full power and authority to enter into the Transaction Documents. The Transaction Documents to which the Investor is a party, when executed and delivered by the Investor, and assuming the due authorization, execution and delivery by the other parties hereto and thereto, constitute valid and binding obligations of the Investor, enforceable against the Investor in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent the indemnification provisions contained in the Rights Agreement, as may be limited by applicable securities laws.

4.2 No Conflict; Consents. The execution, delivery and performance by the Investor of the Transaction Documents to which it is a party and the consummation of the transactions contemplated by such Transaction Documents do not and will not (a) result in any conflict with, or a breach or violation, with or without the passage of time and giving of notice, of any of the terms, conditions or provisions of, or give rise to rights to others (including rights of termination, cancellation or acceleration) under: (i) the governing documents of the Investor; (ii) any judgment, injunction, order, writ, decree or ruling of any court or governmental authority, domestic or foreign, to which the Investor is subject; (iii) any material contract or agreement, lease, license or commitment to which the Investor is a party or by which it is bound; (iv) any applicable law; or (b) require the consent, approval or authorization of, registration, qualification or filing with, or notice to any person or any federal, state, local or foreign governmental authority or regulatory authority or agency, on the part of the Investor, which has not heretofore been obtained or made or will be obtained or made prior to Closing.

4.3 Purchase Entirely for Own Account. The Purchased Securities will be acquired for investment for the Investor’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. The Investor does not presently have any contract, undertaking, agreement or arrangement to sell, transfer or grant participation rights to any person with respect to any of the Purchased Securities. The Investor has not been formed for the specific purpose of acquiring the Purchased Securities.

4.4 Disclosure of Information. The Investor has had an opportunity to discuss the Company’s business, operations, properties, prospects, technology, plans, management, financial affairs and the terms and conditions of the offering of the Purchased Securities with the Company’s management and has had an opportunity to review the Company’s facilities. The foregoing, however, does not limit, modify or qualify the representations and warranties of the Company in Section 2 of this Agreement or the right of the Investor to rely thereon. The Investor acknowledges that any projections provided (if any) by the Company are uncertain in nature, and that some or all of the assumptions underlying such projections may not materialize or will vary significantly from actual results.

4.5 Investment Experience; Accredited Investor; Non-U.S. Person. The Investor is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating and understanding the merits and risks of the investment in the Purchased Securities. The Investor is either (i) an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), or (ii) a Non U.S. Person as defined under Regulation S promulgated under the Securities Act. To the extent that the Investor is a non U.S. Person, such Investor (x) is not acquiring Purchased Securities for the account or benefit of any U.S. Person, (y) is not, at the time of execution of this Agreement, and will not be, at the time of the Closing, in the United States and (z) is not a “distributor” (as defined in Regulation S promulgated under the Securities Act).

4.6 Restricted Securities. The Purchased Securities have not been and will not be registered under the Securities Act or any state securities laws and, therefore, cannot be resold unless they are registered under the Securities Act and applicable state securities laws or unless an exemption from such registration requirements is available. Investor is aware that, except as set forth in the Rights Agreement, the Company is under no obligation to effect any such registration or to file for or comply with any exemption from registration. The sale and issuance of the Purchased Securities have not been registered under the Securities Act by reason of a specific exemption from registration which depends upon, among other things, the accuracy of the Investor’s representations as expressed herein.

4.7 Legends. The Purchased Securities, and (if applicable) any securities issued in respect of or exchange for the foregoing may be notated with the following or a similar legend as well as other legends as may be required by applicable securities laws: “THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO TRANSFER OF SUCH SHARES MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

4.8 Exculpation among Investors. The Investor is not relying upon any other Investor in making its investment or decision to invest in the Company. Neither of the other Investors nor the respective controlling persons, officers, directors, partners, agents, employees or legal or other advisors of any such other Investors shall be liable to the Investor for any action heretofore taken or omitted to be taken by any of them in connection with the purchase of the Purchased Securities.

5. CONDITIONS OF INVESTORS’ OBLIGATIONS AT CLOSING.

The obligations of each Investor to purchase the Purchased Securities at the Closing are subject to the fulfillment on or before the Closing of each of the following conditions, unless otherwise waived in writing by the Majority Investors:

5.1 Representations and Warranties. The representations and warranties of the Company and the Parent contained in Sections 2 and 3 of this Agreement shall have been true in all respects on and as if made as of the Closing.

5.2 Performance. The Company and the Parent shall have individually performed and complied, in all respects, with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

5.3 Delivery of Documents. All of the documents to be delivered by the Company and/or the Parent pursuant to Section 1.6, shall have been in a form as attached to this Agreement, or, if not attached, in a form and substance satisfactory to the Investors and shall have been delivered to the Investors.

5.4 Satisfaction of Closing Conditions under SEA: Each of the conditions to closing for the Securities Exchange, as shall be further stipulated and expressed in the SEA, shall have been satisfied or waived in accordance with the provisions of the SEA.

6. CONDITIONS OF THE PARENT’S OBLIGATIONS AT CLOSING.

The obligations of the Parent to the Investors under this Agreement are subject to the fulfillment on or before the Closing, of each of the following conditions, unless otherwise waived in writing by the Parent:

6.1 Representations and Warranties. The representations and warranties contained in Section 4 shall have been true in all respects on and as if made as of the Closing.

6.2 Performance. Each of the Investors shall have performed and complied, in all respects, with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

6.3 Satisfaction of Closing Conditions under SEA: Each of the conditions to closing for the Securities Exchange, as shall be further stipulated and expressed in the SEA, shall have been satisfied or waived in accordance with the provisions of the SEA.

7. CONDITIONS OF THE COMPANY’S OBLIGATIONS AT CLOSING.

The obligations of the Company to the Investors under this Agreement are subject to the fulfillment on or before the Closing, of each of the following conditions, unless otherwise waived in writing by the Company:

7.1 Representations and Warranties. The representations and warranties contained in Section 4 shall have been true in all respects on and as if made as of the Closing.

7.2 Performance. Each of the Investors shall have performed and complied, in all respects, with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

7.3 Satisfaction of Closing Conditions under SEA: Each of the conditions to closing for the Securities Exchange, as shall be further stipulated and expressed in the SEA, shall have been satisfied in accordance with the provisions of the SEA.

8. AFFIRMATIVE COVENANTS BY THE PARENT AND THE COMPANY.

8.1 Use of Proceeds. The Parent will use the Purchase Price for general working capital purposes.

8.2 Conduct of the Business between Signing and Closing. Except as otherwise expressly provided by this Agreement or with the prior written consent of the Majority Investors (which consent shall not be unreasonably withheld or delayed), the Parent and the Company shall, individually, (i) conduct its business in the ordinary course of business, consistent with prior practice; (ii) comply with legal requirements applicable to the operation of its business and pay applicable taxes as due; (iii) maintain its books, accounts and records in the ordinary course of business; and (iv) not take any other action that would result in a breach of any of the representations, warranties or covenants made by the Parent or the Company in this Agreement or that would adversely affect its ability to consummate the transactions contemplated by this Agreement.

9. INDEMNIFICATION.

9.1 Effectiveness; Survival.

(a) Each Investor has the right to fully rely upon all representations, warranties and covenants of the Parent and the Company, for which the Parent shall be held responsible (the “Indemnitor”) contained in or made pursuant to this Agreement and in the schedules attached hereto. Unless otherwise set forth in this Agreement, the representations and warranties of the Parent and the Company contained in or made pursuant to this Agreement shall in no way be affected by any investigation or knowledge of the subject matter thereof made by or on behalf of any Investor.

(b) The representations and warranties of the Parent contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing, until (1) in case of Sections 2.1 (Organization), 2.3 (Authorization) and 2.5 (No Conflict; Consents), until the expiration of the applicable statute of limitation period; and (2) other than as set forth in clause (1) above, the 24th months anniversary of the Closing Date; in each case, with respect to any theretofore un-asserted claims as set forth in clause (d) below;

(c) The representations and warranties of the Company contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing, until (1) in case of Section 3.9 (Intellectual Property), until the 30th months anniversary of the Closing Date; (2) in case of Sections 3.1 (Organization), 3.2 (Authorization) and 3.3 (No Conflict; Consents) (the representations and warranties referred to in this clause (2) and in clause b(1) above, collectively, the “Fundamental Representations”), until the expiration of the applicable statute of limitation period; and (3) other than as set forth in clause (1) and (2) above, the 24th months anniversary of the Closing Date; in each case, with respect to any theretofore un-asserted claims as set forth in clause (d) below;

(d) In respect to Sections 9.1(b)-(c) above, no limitation shall apply to breach of any representation or warranty which constitutes fraud or willful misrepresentation by the Parent or the Company (“Fraud”). The applicable survival period shall be referred to, as applicable, as the “Claims Period”.

(e) Except for Fraud, neither the Company nor the Parent shall have any liability with respect to any breach of representation and warranty, unless a claim is made hereunder prior to the expiration of the Claims Period for such representation and warranty, in which case such representation and warranty shall survive as to that claim until the claim has been finally resolved.

(f) It is the intention of the parties hereto that the Claims Periods supersede any statute of limitations applicable to the representations and warranties, and this Section 9.1 constitutes a separate written legally binding agreement among the parties hereto in accordance with the provisions of Section 19 of the Israeli Limitation Law, 1958.

9.2 Indemnification.

(a) Indemnifiable Losses. The Indemnitor shall indemnify each Investor (including its shareholders, limited and general partners directors and officers) (each, an “Indemnitee”) against, and hold each Indemnitee harmless from all claims, actions, suits, settlements, damages, expenses (including, reasonable legal costs and expenses), losses, or costs sustained or incurred by such Indemnitees (collectively, “Losses”) resulting from, or arising out of, a breach or misrepresentations of any the Indemnitor’s representations, warranties or covenants made in this Agreement, subject to the limitations in this Section 9.

(b) Limitations. The Indemnitee’s right for indemnification hereunder is subject to the following conditions and limitations, notwithstanding anything to the contrary in this Agreement, but in to any other limitation or condition contained herein; provided, however, no limitation shall apply to Fraud:

(i) Other than in respect of the Fundamental Representations, no Indemnitor shall be liable for any Loss, unless and until the aggregate of Losses equal or exceeds US$100,000, in which case indemnification shall be made from the first dollar amount.

(ii) The Indemnitor’s liability shall be limited with respect to each Investor to the respective portion of Purchase Price of such Investor at the Closing and each Indemnitee shall be entitled to receive a pro rata share of the indemnifiable Loss, based on the respective portion of such Investor of the Purchase Price as of the Closing.

(c) Claims Notice; Third Party Claims. In the event that an Indemnitee wishes to assert a claim for indemnification hereunder it shall give the Indemnitor a prompt written notice thereof (a “Claims Notice”), which shall describe in reasonable detail the facts and circumstances upon which the asserted claim for indemnification is based and thereafter keep the Indemnitor informed, in all material respects, with respect thereto. In the event that such Claims Notice results from a third party claim against the Indemnitee, such Indemnitee shall promptly upon becoming aware of the commencement of proceedings by such third party provide the Indemnitor with the Claims Notice and the Indemnitor shall have the right to assume the defense thereof (at Indemnitor’s expense) with counsel mutually satisfactory to the parties; provided, however, that the Indemnitees shall have the right to retain their own counsel, at the reasonable expense of the Indemnitor, and within the indemnification limitations herein, if representation of all parties by the counsel retained by the Indemnitor would be inappropriate due to actual or potential differing interests between the parties in such proceeding. Failure of the Indemnitees to give prompt notice or to keep it informed, as provided herein, shall not relieve the Indemnitor of any of its obligations hereunder, except to the extent that the Indemnitor is actually and materially prejudiced by such failure. The Indemnitor shall not be liable nor shall it be required to indemnify or hold harmless the Indemnitee in connection with any settlement effected without its consent in writing, which shall not be unreasonably withheld or delayed.

(d) Sole Remedy. The indemnification provided by the Indemnitor hereunder and the enforcement of such indemnification shall be the exclusive remedy available to the Indemnitees under this Agreement, other than for Fraud; provided that this provision does not limit the right to seek specific performance, a restraining order or injunctive relief with respect to any provision of this Agreement.

10. MISCELLANEOUS.

10.1 Further Assurances. Each of the parties hereto shall perform such further acts and execute such further documents as may reasonably be necessary to carry out and give full effect to the provisions of this Agreement and the intentions of the parties as reflected thereby.

10.2 Entire Agreement. This Agreement (including the exhibits and schedules hereto), the Restated Articles and the Restated Bylaws, and the other Transaction Documents constitute the full and entire understanding and agreement between the parties with respect to the subject matter hereof, and supersede all prior agreements and understandings, both written and oral, among any of the parties hereto, with respect to the subject matter hereof (with no concession being made as to the existence of any such prior agreements or understandings).

10.3 Amendment; Waiver. Except as explicitly set forth herein, any term of this Agreement may be amended only with the written consent of both the Parent and the Company, and the Majority Investors, provided that any amendment amending an Investor’s respective portion of the Purchase Price to be invested at the Closing, or any amendment that has a disproportionate and adverse effect on specific Investor(s) (as compared to other Investors), shall require also such specific Investor’s prior written consent. The observance of any term hereof may be waived (either prospectively or retroactively and either generally or in a particular instance) only by the prior written consent of the party against which enforcement of such waiver shall be sought (and in case enforcement will be sought against the Investors, of the Majority Investors). Any amendment or waiver effected in accordance with this Section 10.3 shall be binding upon the Investors and each transferee of the Purchased Securities, each future holder of all such securities, the Parent, and the Company.

10.4 Assignment; Successors and Assigns. None of the rights, privileges or obligations set forth in, arising under, or created by this Agreement may be assigned or transferred by an Investor, without the prior written consent of both the Parent and the Company. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

10.5 Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with to the laws of the State of Israel, disregarding its conflict of laws rules. Any dispute arising under or in relation to this Agreement shall be resolved exclusively in the competent court located in Tel Aviv-Jaffa, Israel and each of the parties hereby irrevocably submits to the exclusive jurisdiction of such court. Each of the parties hereto (i) consents to submit itself to the exclusive jurisdiction of the abovementioned courts in the event any dispute arises out of this Agreement or the transactions contemplated by this Agreement, (ii) agrees that it shall not attempt to deny or defeat such jurisdiction by motion or other request for leave from the abovementioned court, (iii) agrees that it shall not bring any action relating to this Agreement or the transactions contemplated by this Agreement in any court other than the abovementioned court, and (iv) irrevocably consents to service of process in the manner provided by Section 10.6 or as otherwise provided by applicable law.

10.6 Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt, or (i) when delivered, if sent by personal delivery to the party to be notified, (ii) when sent, if sent by electronic mail or facsimile (with electronic conformation of delivery) on a business day and during normal business hours of the recipient, and otherwise on the first business day in the place of recipient, (iii) five (5) business days after having been sent, if sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) business day after deposit with an internationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written confirmation of receipt. All communications shall be sent to the respective parties at their address or contact details as set forth below, or to such address or contact details as subsequently modified by written notice given in accordance with this Section 10.6 or, in the case of the Investors, as used for purposes of sending shareholders’ notices by the Parent or the Company.

If to the Parent:	20 Raoul Wallenberg St, Tel Aviv, Israel

Attention	Oded Gilboa
Telephone:	(480) 659-6404
E-mail:	odedgilboa@outlook.com

If to the Company:	7A Industrial Park, P.O. Box 3030, Omer, 8496500, Israel

Attention:	Yaron Silberman
Telephone:	+972-72-260-2200
E-mail:	yaron.silberman@scoutcam.com

with a mandatory copy to (which shall not constitute a notice):

Meitar Liquornik Geva Leshem Tal, Law Office 16 Abba Hillel St., Ramat-Gan, Israel

Attention:	Dr. Shachar Hadar, Adv.
Telephone:	+972-3-6103961
E-mail:	shacharh@meitar.com

If to the Investors:	as set forth on the signature page hereto/Exhibit A

10.7 Delays or Omissions. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party to this Agreement upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default therefore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party to this Agreement, shall be cumulative and not alternative.

10.8 Interpretation. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. Unless the context requires otherwise, the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety, and not to any particular provision hereof, and all references herein to Sections shall be construed to refer to Sections to this Agreement. Reference to “governmental authorities” (or similar terms) shall include any: (a) nation, principality, state, commonwealth, territory, county, municipality, district or other jurisdiction of any nature, (b) federal, state, local, municipal, foreign or other government, (c) governmental, quasi-governmental or regulatory body of any nature, including any governmental division, subdivision, department, agency, bureau, branch, office, commission, council, board, instrumentality, organization, unit, or body, or (d) court, public or private arbitrator or other public tribunal. Reference to a “person” shall mean any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint-stock company, trust, estate, unincorporated organization, governmental authority or other entity, including, any party to this Agreement. Any reference to a “day” or a number of days (without explicit reference to “business days”) shall be interpreted as a reference to a calendar day or number of calendar days, and if any action is to be taken or given on or by a particular calendar day, and such calendar day is not a business day, then such action may be deferred until the first business day thereafter (where “business day” shall mean any day on which banking institutions in Tel-Aviv-Jaffa, Israel are generally open to the public for conducting business and are not required by law to close).

10.9 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be enforceable in accordance with its terms and interpreted so as to give effect, to the fullest extent consistent with and permitted by applicable law, to the meaning and intention of the excluded provision.

10.10 Counterparts. This Agreement and any Transaction Document may be executed in one or more counterparts, all of which together shall constitute one and the same instrument, binding and enforceable against the parties so executing the same; it being understood that all parties need not sign the same counterpart. Counterparts may also be delivered by facsimile or email transmission (in pdf format or the like, or signed with docusign, e-sign or any similar form of signature by electronic means) and any counterpart so delivered shall be sufficient to bind the parties to this Agreement or any other Transaction Document, as an original.

- Signature Pages Follow -

IN WITNESS WHEREOF, the parties have executed this SECURITIES PURCHASE AGREEMENT to be executed as of the date first written above.

COMPANY:

SCOUTCAM LTD.

By:
Name:
Title:

PARENT

INTELLISENSE SOLUTIONS INC.

By:
Name:
Title:

[Company and Parent Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties have executed this SECURITIES PURCHASE AGREEMENT as of the date first written above.

INVESTOR:

Signature:

By:
Name:
Title:
Address:

Investment Amount:

[Investor Signature Page to Securities Purchase Agreement]